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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                       Date of Report:  November 1, 1996


                   MADISON SPORTS & ENTERTAINMENT GROUP, INC.
             (Exact name of Registrant as specified in its Charter)

                                      Utah
                  State or Other Jurisdiction of Incorporation

                                    0-21936
                            (Commission File Number)

                                   87-0496456
                      (IRS Employer Identification Number)

                    237 Main Street; Tannersville, New York
                    (Address of Principal Executive offices)

                                     12485
                                   (Zip Code)

               Registrant's Telephone Number, including Area Code
                                 (518) 598-9190



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         This report of special event on Form 8K is comprised of 2
consecutively numbered pages, including exhibits. The exhibit index is located at page 2 but is not relevant since no exhibits are hiled herewith.
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ITEM 1.          Changes in Control of Registrant

         On October 23, 1996, the Registrant's Board of Directors accepted the request by Joseph D. Radcliffe, Registrant's Co-Chairman, Chief Executive Officer and President, that he be permitted to retire, and that his Co-Chairman, Kevin Michael Ward, be promoted to the positions from which Mr. Radcliffe was retiring.

         Concurrently with the retirement of Mr. Radcliffe, the Registrant elected to discharge its general counsel, Jay C. Salyer, Jr. Mr. Salyer has been temporarily replaced by Gary Langan Goodenow, Esquire, a member of the Registrant's Board of Directors, assisted by Douglas Wilson, Esquire, an attorney with offices in the State of Florida. Messers. Goodenow and Wilson are reviewing all legal matters personally handled by Mr. Salyer. It is anticipated that Mr. Ward will select a new general counsel from the San Diego, California area, where the Registrant expects to move its headquarters.


ITEM 6.          Resignations of Registrant's Directors

         See Item 1. No disputes or disagreements of any kind exist between Mr. Radcliffe and the Registrant, and, Mr. Registrant has agreed to remain available to the Registrant for reasonable periods of time as an unpaid consultant.


ITEM 7.          Financial Statements & Exhibits

         A. FINANCIAL STATEMENTS: No financial statements are filed herewith.

         B.      EXHIBITS: No exhibits are filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 MADISON SPORTS & ENTERTAINMENT GROUP, INC.

November 1, 1996
                           By: /s/ Kevin Michael Ward
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                               Kevin Michael Ward
            Chairman, Chief Executive Officer & Acting President



   Madison Sports & Entertainment Group, Inc., Report on Form 8K, Page 2.